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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 28, 1999


                                    NORSTAN, INC.
                (Exact name of registrant as specified in its charter)


        MINNESOTA                   005-13354                       41-0835746
(State or other  jurisdiction     (Commission File Number)       (IRS Employer
of  incorporation)                                           Identification No.)




     605 NORTH HIGHWAY 169
       TWELFTH FLOOR
     PLYMOUTH, MINNESOTA                                      55441
(Address of principal executive offices)                    (Zip Code)

          Registrant's telephone number, including area code: (612) 513-4500


                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)

                                     Page 1 of 8
                           Exhibit Index Appears on Page 3

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ITEM 5.  OTHER EVENTS.

     Effective February 28, 1999, the Company entered into an amendment (the "Amendment") to the Amended and Restated Rights Agreement, dated as of April 1, 1998, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent (as so amended, the "Agreement"). The sole change in the Agreement effected by the Amendment is a change to the definition of "Acquiring Person," which change increases, from 15% to 18%, the permitted holdings of any Person who, together with all Affiliates and Associates of such Person, as of February 28, 1999, was the Beneficial Owner of voting securities of the Company having 10% or more of the voting power of the Company.

     The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1.

     The Registrant's Press Release dated April 20, 1999, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits.


4.1 First Amendment to Amended and Restated Rights Agreement, dated as of February 28, 1999, between Norstan, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent.

99.1      Press Release dated April 20, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORSTAN, INC.
                                      (Registrant)



Date: April 21, 1999               By:   /s/ Kenneth S. MacKenzie
                                         -----------------------------------
                                         Kenneth S. MacKenzie
                                         Chief Financial Officer


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                                   EXHIBIT INDEX


                                                                 Page
Exhibit No.                       Description                    Number
-----------                      -------------                  --------
4.1       First Amendment to Amended and Restated Rights              4
          Agreement, dated as of February 28, 1999, between Norstan, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent.

99.1      Press Release dated April 20, 1999.                         8


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